CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 5, 2008
Date of Report
(Date of Earliest Event Reported)

EDGEWATER FOODS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Professional Drive, Suite 310, Gaithersburg, Maryland 20878
(Address of principal executive offices (zip code))

(250) 757-9811
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 5, 2008, we accepted the resignation of two of our board members: Ian Fraser, who is also the Chairman of our Compensation Committee, and Robert Rooks. The resignations were not motivated by a disagreement with us on any matter relating to our operations, policies or practices.

Pursuant to the terms of the Securities Purchase Agreement dated May 29, 2008, which was filed as Exhibit 10.1 to the Current Report on Form 8-K that we filed on May 30, 2008, our Board has been reduced to 7 persons and we appointed Javier Idrovo to fill the vacancy created by the resignations, with such appointment to be effective September 8, 2008.  As set forth in the Purchase Agreement, Mr. Idrovo was designated by the purchaser to the Purchase Agreement.  Mr. Idrovo will be entitled to the same fees applicable to all of our directors.

Mr. Idrovo has been involved in the food industry since 2001 when he joined Dole Food Company, Inc. as Vice President of Strategy. In 2004, Mr. Idrovo was promoted to Senior Vice President of Strategy.  In 2005, he became Vice President and CFO of Dole Packaged Foods, one of the operating divisions of Dole Food Company.  In 2006, he was promoted to President of Dole Packaged Foods and held that title until March 2008.  Prior to joining Dole, Mr. Idrovo worked as a management consultant for The Boston Consulting Group, Inc. holding positions of increasing responsibility from Associate Consultant to Manager.  As a consultant, Mr. Idrovo worked for clients on projects that focused on strategy issues as well as organizational effectiveness issues across a number of industries including, but not limited to, Telecommunications, Retailing, Manufacturing, and Financial Services.  He received both a Bachelor of Science degree in 1989 and a Master of Engineering degree in 1990 from Harvey Mudd College.  Mr. Idrovo also received a Master of Business Administration degree from Harvard Business School in 1995.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

10.1	Letter of Resignation of Ian Fraser
10.2	Letter of Resignation of Robert Rooks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Edgewater Foods International, Inc.

                                                     By: /s/  Michael Boswell
                                                  Michael Boswell
                                                  Acting Chief Financial Officer